UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2018 (February 27, 2018)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01      Other Events.
On February 27, 2018, Harris Corporation (“Harris”) closed its issuance and sale of $300,000,000 aggregate principal amount of its Floating Rate Notes due February 2019 (the “Notes”). The Notes will bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.475% per year.

The Notes were offered and sold under Harris’ “automatic shelf” Registration Statement on Form S-3 (Registration No. 333-213408) filed with the Securities and Exchange Commission (“SEC”) on August 31, 2016 (the “Registration Statement”). In connection with the issuance and sale of the Notes, Harris filed a Prospectus dated August 31, 2016, and a related Prospectus Supplement dated February 23, 2018, which relate to the issuance and sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of September 3, 2003 (Exhibit 4(b)(i) to the Registration Statement), between Harris and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee.

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated as of February 23, 2018, between Harris and Citigroup Global Markets Inc., on behalf of itself and the several underwriters named therein;

•	Form of Floating Rate Global Note due February 2019; and

•	Opinion of Holland & Knight LLP as to the validity of the Notes.
Harris will use the net proceeds from the sale of the Notes, together with cash on hand, to make voluntary contributions of approximately $300 million to its U.S. qualified defined benefit pension plans during the remainder of its fiscal 2018.
Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 23, 2018, between Harris Corporation and Citigroup Global Markets Inc., on behalf of itself and the several underwriters named therein.
4.1	Form of Floating Rate Global Note due February 2019.
5.1	Opinion of Holland & Knight LLP as to the validity of the Notes.
23.1	Consent of Holland & Knight LLP (included as part of Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Rahul Ghai
		Name:	Rahul Ghai
Date: February 28, 2018		Title:	Senior Vice President and Chief Financial Officer

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